SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 15, 1998

                  Date of earliest event reported: July 9, 1998

                             First Industrial, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                             333-21873            36-3924586
(State or other                  (Commission File      (I.R.S. Employer
jurisdiction of organization)         Number)         Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois                                           60606
(Address of principal executive offices)                  (Zip Code)

                                 (312) 344-4300

              (Registrant's telephone number, including area code)



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                                      -2-


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit
Number   Exhibit

1 Underwriting Agreement, dated July 9, 1998, relating to 7.60% Notes due 2028, between First Industrial, L.P. (the "Company"), First Industrial Realty Trust, Inc., J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, First Chicago Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Warburg Dillon Read LLC.

4.1 Supplemental Indenture No. 5, dated as of July 14, 1998, between the Company and U.S. Bank Trust National Association, relating to the 7.60% Notes due 2028.

4.2  7.60% Notes due 2028.



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                                      -3-

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST INDUSTRIAL, L.P.

                                    By:  First Industrial Realty Trust, Inc.


                                    By: /s/ Michael J. Havala
                                        ------------------------------------
                                         Name:   Michael J. Havala
                                         Title:  Chief Financial Officer


Date:  July 15, 1998



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                                  Exhibit Index


Exhibit
Number   Exhibit

1 Underwriting Agreement, dated July 9, 1998, relating to 7.60% Notes due 2028, between First Industrial, L.P. (the "Company"), First Industrial Realty Trust, Inc., J.P. Morgan Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, First Chicago Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Warburg Dillon Read LLC.

4.1 Supplemental Indenture No. 5, dated as of July 14, 1998, between the Company and U.S. Bank Trust National Association, relating to the 7.60% Notes due 2028.

4.2  7.60% Notes due 2028.